United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

CHINA JO-JO DRUGSTORES, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Hai Wai Hai Tongxin Mansion Floor 6 Gong Shu District,

Hangzhou City, Zhejiang Province, People’s Republic of China, 310008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-571-88219579

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CJJD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 27, 2020, China Jo-Jo Drugstores, Inc. (the “Company”) held its annual meeting of shareholders for its fiscal year ended March 31, 2020. A quorum was present at the meeting as required by the Bylaws of the Company, as amended. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows. No broker non-votes were counted for any of the proposals.

1.	A proposal to elect six directors to the Company’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified:

Director’s Name	Votes For	Votes Against
Lei Liu	20,073,588	78,169
Li Qi	20,073,676	78,081
Caroline Wang	19,638,512	513,244
Jiangliang He	19,639,830	511,927
Genghua Gu	19,636,335	525,422
Pingfan Wu	20,070,709	81,048

2.	A proposal to ratify the appointment of BDO CHINA SHU LUN PAN Certified Public Accountants LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2021:

For	Against	Abstain
21,767,821	26,198	23,663

3.	A proposal to approve the Amendment No. 1 to the Company’s Amended and Restated 2010 Equity Incentive Plan:

For	Against	Abstain
19,596,846	519,582	35,328

Pursuant to the foregoing votes, (i) Lei Liu, Li Qi, Caroline Wang, Jiangliang He, Genghua Gu and Pingfan Wu were elected to serve as the Company’s board of directors to hold office until the next annual meeting and until their successors are duly elected and qualified; (ii) BDO CHINA SHU LUN PAN Certified Public Accountants LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021; and (iii) the Amendment No. 1 to the Company’s Amended and Restated 2010 Equity Incentive Plan was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA JO-JO DRUGSTORES, INC.

Date: October 29, 2020	By:	/s/ Ming Zhao
	Name:	Ming Zhao
	Title:	Chief Financial Officer

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